As filed with the Securities and Exchange Commission on July 3, 2014
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21167
NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman California Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The

OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders
The following are copies of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Neuberger Berman
Intermediate Municipal Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Semi-Annual Report

April 30, 2014

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARIES	2

SCHEDULES OF INVESTMENTS

California Intermediate Municipal Fund Inc.	7

Intermediate Municipal Fund Inc.	11

New York Intermediate Municipal Fund Inc.	19

FINANCIAL STATEMENTS	27

FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	38

Intermediate Municipal Fund Inc.	39

New York Intermediate Municipal Fund Inc.	40

Distribution Reinvestment Plan for each Fund	42

Directory	44

Proxy Voting Policies and Procedures	45

Quarterly Portfolio Schedule	45

Privacy Notice	Located after the Funds' Report

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 NeubergerBerman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the six months ended April 30, 2014. The report includes portfolio commentaries, listings of the Funds' investments and their unaudited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with superior tax-exempt current income over the long term with less volatility and risk.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the six months ended April 30, 2014, on a net asset value (NAV) basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted positive returns and outperformed their benchmark, the Barclays 10-Year Municipal Bond Index. The California Intermediate Municipal Fund, Intermediate Municipal Fund and New York Intermediate Municipal Fund posted 6.39%, 8.35% and 6.01% total returns, respectively, whereas the benchmark generated a 3.68% return. (Fund performance on a market price basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to performance given the rise in the municipal market during the reporting period.

After a challenging start, the municipal bond market rallied and generated solid results during the six-month period. There were several factors triggering the turnaround in the municipal market, including improving investor demand given attractive valuations. At the same time, new issuance was down significantly during the first four months of 2014. Also supporting the municipal market were improving fundamentals, as tax revenues increased and helped many municipalities shore up their balance sheets. While a number of overhangs remained, including bankruptcy proceedings in Detroit and longer-term credit issues in Puerto Rico, they appeared to move to the back burner as the reporting period progressed.

Based on the continued steepness of the municipal yield curve and our aim to increase income, we maintained long durations for the Intermediate Municipal and New York Intermediate Municipal Funds during the reporting period. Overall, having durations that were longer than the index contributed to performance as longer-term municipal rates declined. In terms of the three Funds' yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Funds' benchmark is concentrated in the eight- to 12-year portion of the curve. Yield curve positioning was also beneficial for performance in the Intermediate Municipal and New York Intermediate Municipal Funds as the municipal yield curve flattened.

The Funds maintained a lower quality bias than that of the benchmark as we sought to generate incremental yield. This was a positive for results overall given the outperformance of lower-quality bonds during the reporting period. However, having a small allocation to Puerto Rico was not rewarded. Despite Puerto Rican bonds rallying thus far in 2014, it was not enough to make up for their weak results during the first two months of the reporting period. Elsewhere, security selection was a major contributor to performance for the California Intermediate Municipal Fund but a minor contributor for the Intermediate Municipal and New York Intermediate Municipal Funds.

Overall, we maintain a positive outlook for the municipal market. From a historical perspective, municipal valuations remain attractive versus their Treasury counterparts. In our view, municipal fundamentals could continue to improve, with tax revenues rising amid a backdrop of continued economic growth. Headline risks have also moderated, in part due to Puerto Rico's successful new offering in March 2014. We are also positive about supply/demand technicals. We anticipate that new municipal supply will be relatively muted as the year progresses, while at the same time we foresee improving investor demand. On the flip side, we are cautious on the direction for Treasury yields. While longer-term yields have declined from their levels at the end of 2013, they could move higher if the economy gains some traction and if the market starts "pricing in" rate hikes by the U.S. Federal Reserve.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

The composition, industries and holdings of each Fund are subject to change.

The opinions expressed are those of the Funds' portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Funds, as well as the market value of Fund shares, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOLS

California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO
PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2014
At NAV[2]	Date	04/30/2014	1 Year	5 Years	10 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	6.39%	0.14%	7.72%	6.05%	5.88%
Intermediate Municipal Fund	09/24/2002	8.35%	1.30%	8.28%	6.36%	6.24%
New York Intermediate Municipal Fund	09/24/2002	6.01%	0.06%	6.85%	5.49%	5.43%
At Market Price[3]
California Intermediate Municipal Fund	09/24/2002	9.39%	0.97%	9.78%	7.51%	5.58%
Intermediate Municipal Fund	09/24/2002	9.47%	-2.69%	9.65%	7.36%	5.63%
New York Intermediate Municipal Fund	09/24/2002	10.78%	-3.65%	7.92%	6.72%	4.91%
Index
Barclays 10 Year Municipal Bond Index[4]		3.68%	0.68%	5.69%	5.25%	4.87%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund common shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during certain of the periods shown. Please see the Financial Highlights for additional information regarding fee waivers.

CALIFORNIA INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE

AND TERRITORY

(as a % of Total Investments)
California	85.7%
Florida	0.8
Guam	2.1
Illinois	0.7
Louisiana	0.4
Nevada	0.8
New Jersey	0.5
North Carolina	0.5
Pennsylvania	1.5
Puerto Rico	5.3
Tennessee	0.4
Texas	1.3
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE

AND TERRITORY

(as a % of Total Investments)
California	3.2%
Florida	0.4
Guam	2.4
Illinois	0.4
Louisiana	0.4
Nevada	1.0
New York	86.1
Pennsylvania	1.7
Puerto Rico	2.6
Other	1.8
Total	100.0%
INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE
AND TERRITORY
(as a % of Total Investments)
Alabama	0.8%
Arizona	5.1
California	17.3
Colorado	1.8
Connecticut	0.3
District of Columbia	1.7
Florida	3.3
Guam	1.6
Hawaii	1.7
Illinois	10.9
Indiana	3.0
Iowa	3.4
Kansas	0.1
Kentucky	0.0	*
Louisiana	0.9
Maine	0.5
Maryland	0.5
Massachusetts	5.3
Michigan	0.5
Minnesota	1.5
Mississippi	1.0
Missouri	1.3
Nevada	1.3%
New Hampshire	0.6
New Jersey	3.4
New York	5.9
North Carolina	2.4
Ohio	0.7
Oregon	0.1
Pennsylvania	4.5
Puerto Rico	0.5
Rhode Island	1.2
South Carolina	1.3
Tennessee	1.2
Texas	5.3
Utah	1.3
Vermont	1.2
Virginia	0.4
Washington	2.4
West Virginia	0.3
Wisconsin	2.6
Other	0.9
Total	100.0%

*  Reflects an actual amount rounding to less than 0.1%.

Endnotes

1  A portion of each Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

2  Returns based on the NAV of each Fund.

3  Returns based on the market price of Fund common shares on the NYSE MKT.

4  Please see "Description of Index" on page 6 for a description of the index.

For more complete information on any of the Neuberger Berman Intermediate Municipal Closed-End Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Barclays 10-Year Municipal Bond Index:

The index is the 10-year (8-12 years to maturity) component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Funds may invest in securities not included in the above described index and generally do not invest in all securities included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Municipal Notes (169.8%)
California (145.5%)
$1,500	Bay Area Toll Au. Toll Bridge Rev. (San Francisco Bay Area), Ser. 2012, 5.00%, due 4/1/21	$1,808
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15	534	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,047
1,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.95%, due 8/1/26	1,002
465	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	475
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,015	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,099	ß
1,000	California Hlth. Fac. Fin. Au. Rev. (Children's Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,067	ß
1,700	California Infrastructure & Econ. Dev. Bank Rev. (Los Angeles Co. Museum of Natural History Foundation), Ser. 2008-B, (LOC: Wells Fargo Bank N.A.), 0.06%, due 9/1/37	1,700	µß
4,625	California Infrastructure & Econ. Dev. Bank Rev. (Pacific Gas & Elec. Co.), Ser. 2009-D, (LOC: Sumitomo Mitsui Banking), 0.05%, due 12/1/16	4,625	µß
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24	1,100
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	502	ß
375	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/25	384	ß
410	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/26	414	ß
455	California Muni. Fin. Au. Rev. (Biola Univ.), Ser. 2013, 4.00%, due 10/1/27	454	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,096	ß
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	680	ß
555	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.), Ser. 2012-AN, 5.00%, due 12/1/21	677
2,000	California St. Dept. of Wtr. Res. Supply Rev., Ser. 2010-L, 5.00%, due 5/1/22	2,358
20	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	20
1,500	California St. G.O., Ser. 2012, 5.00%, due 2/1/27	1,696
2,400	California St. G.O. (Kindergarten Univ.), Ser. 2004, (LOC: Citibank N.A.), 0.07%, due 5/1/34	2,400	µ
3,000	California St. Poll. Ctrl. Fin. Au. Env. Imp. Rev. (Air Prod. & Chemicals, Inc.), Ser. 1997, 0.10%, due 3/1/41	3,000	µß
2,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	2,084	ñß
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,099
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,004
600	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.), Ser. 2014-A, 5.35%, due 8/1/24	613	ß
1,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,128
330	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	331	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,024	ß
1,110	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,199	ß
720	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/26	788	ß
780	California Statewide CDA Rev. (Lancer Ed. Std. Hsg. Proj.), Ser. 2007, 5.40%, due 6/1/17	804	ß
700	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/28	767	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%, due 11/15/19	1,425	ß
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.13%, due 7/1/24	1,675	ß
250	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	260	ß
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D, (AMBAC Insured), 0.00%, due 6/1/14	1,499
350	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev., Ser. 2013-A, 5.00%, due 9/1/26	377
560	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev., Ser. 2013-A, 5.00%, due 9/1/27	598

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
$1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	$1,380	ß
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	1,136
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010, 5.50%, due 12/1/24	2,082
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	1,058	[h]
1,000	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 2012, 5.00%, due 8/1/18	1,098
150	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/23	153
300	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/24	307
450	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 4.00%, due 9/1/25	450
645	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 3.50%, due 9/1/26	607
690	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2), Ser. 2013, 3.63%, due 9/1/27	647
1,105	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/26	1,186
930	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	976
3,900	Los Angeles Co. Metro. Trans. Au. Sales Tax Prop. A First Tier Sr. Rev., Ser. 2012-A, 5.00%, due 7/1/21	4,755
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,225
500	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	513	ß
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	957
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,064
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	481
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	479
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,520
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,586
525	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 4.00%, due 9/1/21	516
600	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road), Ser. 2013, 5.00%, due 9/1/25	623
1,320	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation), Ser. 2013-B, 0.00%, due 6/1/22	927
1,500	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation), Ser. 2013-B, 0.00%, due 6/1/23	993
440	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	444
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,202
400	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/26	472
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	2,995
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24 Pre-Refunded 8/1/18	1,645
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/19	441
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	831
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	822
750	San Francisco City & Co. Arpts. Commission Int'l Ref. Rev., Ser. 2009-D2, 3.00%, due 5/1/21	791
1,000	San Francisco City & Co. Arpts. Commission Int'l Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,162
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18	2,117
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,165
855	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	858	ß
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	1,124
1,000	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/22	1,120
1,070	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/25	1,154
1,000	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, 0.00%, due 9/1/25	582
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/18	919
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured Guaranty Insured), 5.00%, due 12/1/21	1,486
310	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 3.25%, due 6/1/25	306

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
$575	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 3.50%, due 6/1/26	$570
325	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 3.50%, due 6/1/27	318
270	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.), Ser. 2013, (BAM Insured), 3.50%, due 6/1/28	257
1,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/27	935
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	508
355	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	359
1,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013, 5.00%, due 8/1/26	1,024
1,500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010, (AGM Insured), 0.00%, due 12/1/37	1,563	[c]
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,324
2,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,314
2,000	Twin Rivers Unified Sch. Dist. Cert. of Participation (Sch. Fac. Bridge Funding Prog.), Ser. 2007, (AGM Insured), 3.20%, due 6/1/27 Putable 6/1/20	2,000	µ
2,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	2,211
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	2,638	[i]
1,500	Vista Unified Sch. Dist. G.O., Ser. 2012, 5.00%, due 8/1/21	1,797
3,500	William S.Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B, (AGM Insured), 0.00%, due 9/1/26	2,185
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,327	[j]
		120,513
Florida (1.3%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	501	#ß
525	Lakeland Ed. Facs. Rev. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/24	573	ß
		1,074
Guam (3.6%)
1,110	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,217
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	732
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,067
		3,016
Illinois (1.2%)
450	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	458
500	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	503	ß
		961
Louisiana (0.6%)
500	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/28	519	ß
Nevada (1.4%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,141
New Jersey (0.9%)
750	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	760	ß

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
North Carolina (0.9%)
$750	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 4.25%, due 3/1/24	$751	ß
Pennsylvania (2.5%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	2,034	[b]
Puerto Rico (9.0%)
2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/20	2,042
400	Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Int'l American Univ. Proj.), Ser. 2012, 5.00%, due 10/1/21	408	ß
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	1,000	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,002
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,000
		7,452
Tennessee (0.7%)
500	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A, 5.25%, due 9/1/23	567
Texas (2.2%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,823	ß
Total Investments (169.8%) (Cost $134,865)		140,611	##
Cash, receivables and other assets, less liabilities (1.4%)		1,206
Liquidation Value of Auction Market Preferred Shares [(71.2%)]		(59,000)
Total Net Assets Applicable to Common Shareholders (100.0%)		$82,817

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Municipal Notes (160.0%)
Alabama (1.2%)
$1,500	Courtland IDB Solid Waste Disp. Rev. (Champion Int'l Corp. Proj.), Ser. 1999, 6.00%, due 8/1/29	$1,502	ß
1,900	Selma IDB Rev. (Int'l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	2,034	ß
		3,536
Arizona (8.2%)
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured), 5.13%, due 9/1/21	5,498
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,617
5,870	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	6,728	ß
1,500	Phoenix Ind. Dev. Au. Solid Waste Disp. Rev. (Vieste Spec. LLC), Ser. 2013-A, 4.38%, due 4/1/28	1,479	ß
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	428
1,450	Pima Co. Swr. Rev., Ser. 2012-A, 5.00%, due 7/1/27	1,638
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,877
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,187
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,262
		23,714
California (27.8%)
695	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	709
1,755	California HFA Rev. (Home Mtge.), Ser. 2006-E, (FGIC Insured), 4.95%, due 8/1/26	1,759
2,250	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,356	ß
1,000	California Hlth. Facs. Fin. Au. Rev. (Children's Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,067	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.), Ser. 2010, 5.13%, due 8/15/24	1,897
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,791
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	1,913
5,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	5,210	ñß
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,505
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,664
940	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A, 5.30%, due 11/1/18	1,016	ß
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,353
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	2,116	[h]
1,000	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/16	1,068
1,950	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/17	2,123
1,115	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/18	1,224
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured), 0.00%, due 8/1/24	2,416
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E, (Assured Guaranty Insured), 0.00%, due 8/1/29	4,378	[d]
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	5,044	[e]
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/19	1,722
4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/26	4,716
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/34	1,785	[f]
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	742
2,000	San Francisco City & Co. Arpt. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,268
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A, 0.00%, due 8/1/32	4,135	[g]
1,540	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013, 5.00%, due 8/1/26	1,576
2,040	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,361

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
$3,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	$3,316
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	7,976	[i]
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty Insured), 0.00%, due 8/1/26	3,031
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,769	[j]
		80,006
Colorado (2.8%)
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,612
2,550	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/23	2,467
		8,079
Connecticut (0.5%)
650	Hamden G.O., Ser. 2013, (AGM Insured), 3.00%, due 8/15/24	618
750	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/25	718
		1,336
District of Columbia (2.8%)
1,615	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured), 4.10%, due 12/1/26	1,705	ß
3,035	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/22	2,869	ß
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2008-A, 5.50%, due 10/1/18	1,178
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,227
		7,979
Florida (5.2%)
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,095
1,000	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B-1, 6.88%, due 5/15/21	1,003	#ß
1,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2012-A, 5.50%, due 6/15/22	955	ß
3,120	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.), Ser. 2013-A, 6.75%, due 12/15/27	3,249	ß
1,795	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 5.00%, due 5/1/21	2,048
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32 Pre-Refunded 8/15/19	1,341	ß
1,135	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/27	1,216	ß
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,239
2,000	Martin Co. Ind. Dev. Au. Ref. Rev. (Indiantown Cogeneration Proj.), Ser. 2013, 4.20%, due 12/15/25	1,945	ß
		15,091
Guam (2.6%)
1,220	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,348
650	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	711
2,550	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 6.00%, due 7/1/25	2,642
2,630	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,806
		7,507
Hawaii (2.7%)
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,427
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. -Subsidiary), Ser. 2009, 6.50%, due 7/1/39	2,220	ß
		7,647

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Illinois (17.6%)
$2,680	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	$2,725
5,705	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/27	6,332
1,350	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.45%, due 12/1/30	1,469
1,960	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim), Ser. 2013-C, 5.50%, due 12/1/31	2,127
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,231
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	1,947	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,339	ß
1,960	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	1,972	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	6,687	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	1,914
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured), 0.00%, due 6/15/26	1,098
3,900	Illinois St. G.O., Ser. 2012, 4.00%, due 8/1/25	3,988
2,025	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	2,192	ß
945	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/27	1,015
1,375	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/28	1,467
715	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.), Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/29	760
2,725	Univ. of Illinois (Hlth. Svc. Facs. Sys.), Ser. 2013, 5.00%, due 10/1/27	2,871
2,875	Univ. of Illinois (Hlth. Svc. Facs. Sys.), Ser. 2013, 5.75%, due 10/1/28	3,188
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,202
		50,524
Indiana (4.9%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,310	ß
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	503	ß
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	4,282	ß
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	3,834
1,000	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/24	1,073	ß
		14,002
Iowa (5.5%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	999
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	6,016
4,000	Iowa Higher Ed. Loan Au. Rev. (William Penn Univ.), Ser. 2013-D, 6.00%, due 5/15/14	4,002	ß
2,850	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A-1, 5.00%, due 12/1/21	2,963
825	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A-1, 5.30%, due 12/1/23	854
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O. (Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,052
		15,886
Kansas (0.2%)
500	Kansas Independent College Fin. Au. Rev. (Bethel College), Ser. 2013-A, 4.50%, due 5/1/14	500	ß
Kentucky (0.0%)
10	Shelby Co. Lease Rev., Ser. 2004-A, (LOC: U.S. Bank), 0.08%, due 9/1/34	10	µ

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Louisiana (1.5%)
$1,500	Louisiana Local Gov't Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%, due 11/1/35	$1,659	ß
775	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/28	805	ß
1,655	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%, due 12/1/40 Putable 6/1/22	1,744	µß
		4,208
Maine (0.8%)
2,400	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2005, 6.25%, due 1/1/25 Putable 2/1/17	2,445	µß
Maryland (0.9%)
2,400	Prince Georges Co. Hsg. Au. Multi-Family Rev. (Bristol Pines Apts. Proj.), Ser. 2005, (Fannie Mae Insured), 4.85%, due 12/15/38 Putable 12/15/23	2,483	µß
Massachusetts (8.5%)
200	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/24	209	ß
415	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/25	429	ß
200	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/26	205	ß
190	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/27	193	ß
150	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.), Ser. 2014-F, 5.00%, due 7/15/28	151	ß
3,395	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2011-J, 5.00%, due 7/1/23	3,643
4,770	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2012-J, 4.70%, due 7/1/26	4,931
5,000	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2013-K, 4.50%, due 7/1/24	5,167
5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	5,186
4,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	4,044
140	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	140
		24,298
Michigan (0.8%)
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,996
295	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	300
		2,296
Minnesota (2.5%)
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,137	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	2,447	ß
2,500	Wayzata Sr. Hsg. Enhanced Deposit Rev. (Folkestone Sr. Living Comm.), Ser. 2012-B, 4.88%, due 5/1/19	2,500	ß
		7,084
Mississippi (1.7%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	4,280	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	530	ß
		4,810
Missouri (2.1%)
390	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16	391
2,275	Missouri St. Hlth. & Ed. Facs. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,446	ß
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,205
		6,042

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Nevada (2.0%)
$1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	$1,785
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,046
		5,831
New Hampshire (0.9%)
2,600	New Hampshire Hlth. & Ed. Facs. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,622	ß
New Jersey (5.5%)
2,500	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	2,532	ß
500	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.), Ser. 2013, 5.25%, due 1/1/25	562	ß
500	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.), Ser. 2013, 5.50%, due 1/1/26	566	ß
1,420	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group), Ser. 2013, 3.50%, due 7/1/24	1,349	ß
1,470	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group), Ser. 2013, 3.63%, due 7/1/25	1,389	ß
1,520	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group), Ser. 2013, 3.75%, due 7/1/26	1,434	ß
765	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group), Ser. 2013, 4.00%, due 7/1/27	728	ß
7,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/26	7,148
		15,708
New York (9.5%)
1,320	Build NYC Res. Corp. Rev. (Int'l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	1,287	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int'l Cultures and the Arts), Ser. 2013-A, 3.88%, due 4/15/23	459	ß
1,450	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int'l Cultures and the Arts), Ser. 2013-A, 5.00%, due 4/15/43	1,205	ß
165	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	167
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	4,231	ß
3,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	3,638
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,075
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,300
710	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/20	773
495	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/20	539
520	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/21	565
550	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/22	594
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,578	ß
1,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. (Covanta Energy Proj.), Ser. 2012-B, 4.00%, due 11/1/24	986	ß
1,155	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%, due 11/1/26	1,173
5,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	5,870
		27,440
North Carolina (3.8%)
1,835	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.), Ser. 2012-A, 4.25%, due 3/1/24	1,837	ß
2,000	North Carolina Med. Care Commission Retirement Facs. Rev., Ser. 2013, 5.13%, due 7/1/23	2,064	ß
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,860
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,132
		10,893

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Ohio (1.1%)
$2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	$2,220
1,000	Ohio St. Wtr. Dev. Au. Poll Ctrl. Facs. Rev. Ref. (First Energy Nuclear Generation Proj.), Ser. 2006-B, 4.00%, due 12/1/33 Putable 6/3/19	1,044	µß
		3,264
Oregon (0.2%)
500	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured), 3.50%, due 7/1/27	477
Pennsylvania (7.2%)
500	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.50%, due 5/1/25	487	ß
350	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.60%, due 5/1/26	339	ß
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	2,126	ß
1,250	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/28	1,315	ß
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,475
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%, due 11/1/24	2,926	ß
1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,017	[b]
210	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 4.00%, due 4/1/17	207	ß
895	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.00%, due 4/1/22	890	ß
415	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.50%, due 4/1/27	409	ß
5,140	Reading G.O., Ser. 2010-C, 5.63%, due 11/15/20	5,482
2,000	Susquehanna Area Reg. Arpt. Au. Sys. Rev., Ser. 2012-A, 5.00%, due 1/1/27	2,105
		20,778
Puerto Rico (0.7%)
2,020	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/20	2,062
Rhode Island (1.9%)
1,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Hosp. Fin. - Care New England Hlth. Sys.), Ser. 2013-A, 5.00%, due 9/1/23	1,047	ß
2,650	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2013-A, 3.75%, due 12/1/26	2,466
2,135	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2013-A, 3.75%, due 12/1/27	1,966
		5,479
South Carolina (2.1%)
6,000	South Carolina St. Ed. Facs. Au. Rev. (Furman Univ.), Ser. 2006-B, (LOC: Wells Fargo Bank N.A.), 0.08%, due 10/1/39	6,000	µß
Tennessee (1.9%)
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	3,129
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A, 5.25%, due 9/1/23	2,270
		5,399
Texas (8.4%)
500	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy), Ser. 2014-A, 5.88%, due 3/1/24	506	ß
1,000	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy), Ser. 2014-A, 6.63%, due 3/1/29	1,003	ß
1,050	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/22	995	ß
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (AGM Insured), 5.50%, due 11/1/18	1,978
2,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/42	1,927	ß
500	Gulf Coast Ind. Dev. Au. Rev. (CITGO Petroleum Proj.), Ser. 1995, 4.88%, due 5/1/25	495	ß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
$1,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.), Ser. 2013-B, 5.75%, due 1/1/28	$1,037	ß
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,692
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,192
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	620	ß
590	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 4.00%, due 2/15/22	595	ß
1,000	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 5.00%, due 2/15/32	1,065	ß
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,141
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,521
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	530	ß
1,500	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/21	1,639
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,273
		24,209
Utah (2.1%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,473	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,325
330	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	352
300	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	320
425	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	455
		5,925
Vermont (1.9%)
1,600	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2012-A, 5.00%, due 6/15/21	1,743
465	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.25%, due 6/15/24	470
1,105	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.35%, due 6/15/25	1,112
1,640	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.45%, due 6/15/26	1,644
535	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2013-A, 4.55%, due 6/15/27	536
		5,505
Virginia (0.7%)
1,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A, 4.00%, due 12/1/22	1,001	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	1,014	ß
		2,015
Washington (3.9%)
1,600	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,764
6,700	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due 1/1/28	6,746
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,726	ß
		11,236
West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,134

Wisconsin (4.2%)
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,182	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,312	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,012	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,391	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,195	ß
		12,092

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Other (0.8%)
$3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	$2,186	#
Total Municipal Notes (Cost $431,417)		459,738

Tax Exempt Preferred (0.6%)
Real Estate (0.6%)
1,900	Munimae TE Bond Subsidiary LLC, Unsecured Notes, 5.00%, due 4/30/28 (Cost $1,900)	1,900	#
Total Investments (160.6%) (Cost $433,317)		461,638	##
Cash, receivables and other assets, less liabilities (1.8%)		5,155
Liquidation Value of Auction Market Preferred Shares [(62.4%)]		(179,400)
Total Net Assets Applicable to Common Shareholders (100.0%)		$287,393

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
Municipal Notes (160.8%)

California (5.2%)
$3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	$2,134
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,555
		3,689
Florida (0.7%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	501	#ß
Guam (4.0%)
1,135	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,240
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	523
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,067
		2,830
Illinois (0.6%)
455	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	463

Louisiana (0.7%)
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/28	519	ß

Nevada (1.6%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,142

New York (140.9%)
1,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	1,102
1,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/23	1,091
600	Build NYC Res. Corp. Rev. (Int'l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	585	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int'l Cultures), Ser. 2013-A, 3.88%, due 4/15/23	459	ß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	512	ß
500	Clarkstown Central Sch. Dist. G.O., Ser. 2012, 4.00%, due 10/15/19	562
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,160	ß
1,050	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,190
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,477	ß
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,682	ß
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	587
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,127
185	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	187
2,000	Metropolitan Trans. Au. Rev., Ser. 2012-F, 5.00%, due 11/15/21	2,358
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,048	ß
300	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/29	323	ß
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 5.00%, due 10/1/24	534	ß
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 5.00%, due 10/1/25	529	ß
250	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.00%, due 10/1/26	237	ß
1,120	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/23	1,239	ß
210	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/25	229	ß

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
$680	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	$685
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/28	2,213
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,099
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,157
1,925	New York City G.O., Subser. 2012-G1, 5.00%, due 4/1/27	2,178
1,560	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	1,564	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19	2,120	µß
2,500	New York City Trust for Cultural Res. Rev. (American Museum of Natural History), Ser. 2008-B2, (LOC: Wells Fargo & Co.), 0.10%, due 4/1/44	2,500	µß
800	New York City Trust for Cultural Res. Rev. (American Museum of Natural History), Ser. 2008-A1, (LOC: JP Morgan Chase), 0.09%, due 4/1/27	800	µß
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/35	2,282	ß
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,010	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,105	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,172
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,985	ß
400	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	401	ß
2,525	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	2,534	ß
1,395	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Banks), 4.60%, due 7/1/16	1,396	ß
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.63%, due 7/1/25	822	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	526	ß
650	New York St. Dorm. Au. Rev. Non St. Supported Debt (Miriam Osborn Mem. Home Assoc.), Ser. 2012, 5.00%, due 7/1/27	681	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	989	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,744	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/26	2,061	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,087	ß
865	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	929	ß
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012, 4.00%, due 7/1/28	1,422	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John's Univ.), Ser. 2007-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19	2,312	ß
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	1,535
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,318
1,500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A, 2.75%, due 7/1/17	1,534	ß
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,181
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,683
960	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/27	929
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,378
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,441
1,000	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B, 5.00%, due 4/1/20	1,129
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,264
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,437
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,100

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited) (cont'd)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)[z]
$785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	$847
900	Niagara Area Dev. Corp. Rev. (Covanta Energy Proj.), Ser. 2012, 4.00%, due 11/1/24	888	ß
640	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/25	692	ß
300	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/26	322	ß
500	Onondaga Civic Dev. Corp. Rev. (St. Josephs Hosp. Hlth. Ctr. Proj.), Ser. 2014-A, 5.00%, due 7/1/25	506	ß
1,300	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-A, (LOC: Wells Fargo & Co.), 0.08%, due 12/1/29	1,300	µß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,157	ß
3,000	Port Au. New York & New Jersey Cons. Bonds, Ser. 2012-175, 3.00%, due 12/1/27	2,947
750	Rensselaer City Sch. Dist. Cert. Participation, Ser. 2006, (XLCA Insured), 5.00%, due 6/1/26	756
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,063	ß
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/28	1,566	ß
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/25	2,132
190	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	195
1,765	Triborough Bridge & Tunnel Au. Rev., Ser. 2012-A, 2.63%, due 11/15/24	1,676
1,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23 Pre-Refunded 11/15/18	1,174
765	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	861
305	Ulster Co. Res. Rec. Agcy., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	306
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,561
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	3,522
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	1,416	ß
		100,954
Pennsylvania (2.8%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	2,034	[b]
Puerto Rico (4.3%)
2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/20	2,042
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,056	ß
		3,098
Total Municipal Notes (Cost $111,942)		115,230
UNITS
Liquidating Trust—Real Estate (2.9%)
600	CMS Liquidating Trust (Cost $3,105)	2,071	#*
Total Investments (163.7%) (Cost $115,047)		117,301	##
Cash, receivables and other assets, less liabilities (3.6%)		2,618
Liquidation Value of Auction Market Preferred Shares [(67.3%)]		(48,250)
Total Net Assets Applicable to Common Shareholders (100.0%)		$71,669

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate") and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (each individually a "Fund" and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value municipal securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from brokers or dealers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (each Fund's Board of Directors, a "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2014:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
California
Investments:
Municipal Notes^	$—	$140,611	$—	$140,611
Total Investments	—	140,611	—	140,611
Intermediate
Investments:
Municipal Notes^	—	459,738	—	459,738
Tax Exempt Preferred^	—	1,900	—	1,900
Total Investments	—	461,638	—	461,638
New York
Investments:
Municipal Notes^	—	115,230	—	115,230
Liquidating Trust—Real Estate	—	—	2,071	2,071
Total Investments	$—	$115,230	$2,071	$117,301

^  The Schedule of Investments provides information on the state categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 4/30/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/14
Investments in Securities
New York
Units Liquidating Trust— Real Estate	$1,920	$—	$—	$151	$—	$—	$—	$—	$2,071	$151
Total	$1,920	$—	$—	$151	$—	$—	$—	$—	$2,071	$151

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2014.

	Asset class	Fair value at 4/30/14	Valuation techniques	Unobservable input	Range per unit	Weighted average per unit	Impact to valuation from increase in input
New York	Units	$2,071,000	Income Approach	Appraised Value	$3,252-$3,680	$3,466	Increase

The Funds had no transfers between Levels 1 and 2 during the six months ended April 30, 2014.

##  At April 30, 2014, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$134,865	$6,606	$860	$5,746
Intermediate	433,323	32,202	3,887	28,315
New York	115,050	4,816	2,565	2,251

ß  Security is guaranteed by the corporate or non-profit obligor.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2014, these securities amounted to approximately $2,084,000 or 2.5% of net assets applicable to common shareholders for California and approximately $5,210,000 or 1.8% of net assets applicable to common shareholders for Intermediate.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2014, and at their final maturity dates.

b  Currently a zero coupon security; will convert to 6.00% on December 1, 2015.

c  Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

d  Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

e  Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

f  Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

g  Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

h  Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

i  Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

j  Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

‡  Security had an event of default.

#  Restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

At April 30, 2014, these securities amounted to approximately $501,000 or 0.6% of net assets applicable to common shareholders for California, approximately $5,089,000 or 1.8% of net assets applicable to common shareholders for Intermediate and approximately $2,572,000 or 3.6% of net assets applicable to common shareholders for New York.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of April 30, 2014	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of April 30, 2014
California	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	$500	0.6%	$501	0.6%
Intermediate	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	1,000	0.4	1,003	0.4
	Munimae TE Bond Subsidiary LLC, Unsecured Notes, 5.00%, due 4/30/28	1/31/2013	1,900	0.7	1,900	0.6
	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	1,100	0.4	0	0.0
	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0	2,186	0.8

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of April 30, 2014	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of April 30, 2014
New York	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	$500	0.7%	$501	0.7%
	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9	0	0.0
	CMS Liquidating Trust	11/21/2012	3,105	4.0	2,071	2.9

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	April 30, 2014	April 30, 2014	April 30, 2014
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$140,611	$461,638	$117,301
Cash	147	141	1,355
Interest receivable	1,570	6,635	1,613
Receivable for securities sold	—	—	100
Prepaid expenses and other assets	5	11	6
Total Assets	142,333	468,425	120,375
Liabilities
Distributions payable—preferred shares	3	8	1
Distributions payable—common shares	376	1,313	330
Payable to investment manager (Note B)	29	95	25
Payable to administrator (Note B)	35	115	30
Payable to directors	2	2	2
Accrued expenses and other payables	71	99	68
Total Liabilities	516	1,632	456
Auction Market Preferred Shares Series A & B at liquidation value (3,000, 8,000 and 3,000 shares authorized; 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively; $.0001 par value, $25,000 liquidation value per share (Note A))	59,000	179,400	48,250
Net Assets applicable to Common Shareholders	$82,817	$287,393	$71,669
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$79,068	$267,797	$72,099
Undistributed net investment income (loss)	2,071	11,485	1,003
Accumulated net realized gains (losses) on investments	(4,068)	(20,210)	(3,687)
Net unrealized appreciation (depreciation) in value of investments	5,746	28,321	2,254
Net Assets applicable to Common Shareholders	$82,817	$287,393	$71,669
Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,535	18,766	5,077
Net Asset Value Per Common Share Outstanding	$14.96	$15.31	$14.12
*Cost of Investments	$134,865	$433,317	$115,047

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Six Months Ended April 30, 2014	For the Six Months Ended April 30, 2014	For the Six Months Ended April 30, 2014
Investment Income:
Income (Note A):
Interest and other income	$2,755	$10,356	$2,347
Expenses:
Investment management fees (Note B)	173	565	146
Administration fees (Note B)	208	678	176
Auction agent fees (Note A)	43	135	35
Audit fees	34	34	49
Basic maintenance expense (Note A)	6	6	6
Custodian and accounting fees	39	79	33
Insurance expense	3	9	2
Legal fees	16	51	14
Shareholder reports	18	21	18
Stock exchange listing fees	2	6	2
Stock transfer agent fees	10	10	10
Directors' fees and expenses	18	18	18
Miscellaneous	12	15	12
Total net expenses	582	1,627	521
Net investment income (loss)	$2,173	$8,729	$1,826
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,460)	(3,793)	(785)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,358	17,514	3,023
Net gain (loss) on investments	2,898	13,721	2,238
Distributions to Preferred Shareholders	(29)	(89)	(24)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$5,042	$22,361	$4,040

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$2,173	$4,380	$8,729	$16,706
Net realized gain (loss) on investments	(1,460)	(1,314)	(3,793)	(3,022)
Change in net unrealized appreciation (depreciation) of investments	4,358	(6,145)	17,514	(24,246)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(29)	(108)	(89)	(335)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	5,042	(3,187)	22,361	(10,897)
Distributions to Common Shareholders From (Note A):
Net investment income	(2,257)	(4,512)	(7,881)	(15,757)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	29	162	45	303
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	2,814	(7,537)	14,525	(26,351)
Net Assets Applicable to Common Shareholders:
Beginning of period	80,003	87,540	272,868	299,219
End of period	$82,817	$80,003	$287,393	$272,868
Undistributed net investment income (loss) at end of period	$2,071	$2,184	$11,485	$10,726

See Notes to Financial Statements

	NEW YORK INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$1,826	$3,612
Net realized gain (loss) on investments	(785)	(1,032)
Change in net unrealized appreciation (depreciation) of investments	3,023	(5,235)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(24)	(89)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	4,040	(2,744)
Distributions to Common Shareholders From (Note A):
Net investment income	(1,979)	(3,957)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	15	122
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	2,076	(6,579)
Net Assets Applicable to Common Shareholders:
Beginning of period	69,593	76,172
End of period	$71,669	$69,593
Undistributed net investment income (loss) at end of period	$1,003	$1,180

See Notes to Financial Statements

Notes to Financial Statements Intermediate Municipal Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York registered as non-diversified, closed-end management investment companies and Intermediate registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4  Income tax information: It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010 - 2012. As of April 30, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: expiration of capital loss carryforwards and defaulted bond income adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2013, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
California	$—	$—	$—
Intermediate	(58,816)	—	58,816
New York	(18,838)	144,340	(125,502)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2013	2012	2013	2012	2013	2012
California	$4,537,239	$4,563,960	$82,975	$80,858	$4,620,214	$4,644,818
Intermediate	15,804,737	15,870,565	287,030	300,959	16,091,767	16,171,524
New York	4,034,901	4,055,020	11,360	12,223	4,046,261	4,067,243

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
California	$2,561,401	$—	$—	$1,387,908	$(2,608,162)	$(377,312)	$963,835
Intermediate	12,044,231	—	—	10,801,014	(16,411,645)	(1,317,832)	5,115,768
New York	1,510,869	—	—	(771,986)	(2,899,221)	(330,446)	(2,490,784)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, timing differences of wash sales, capital loss carryforwards and, for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2013, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2014	2015	2016	2017	2018	2019
California	$—	$—	$—	$783,685	$—	$—
Intermediate	—	126,780	232,566	9,552,881	302,263	—
New York	—	—	269,555	1,053,807	—	7,374

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
California	$1,546,794	$277,683
Intermediate	5,583,725	613,430
New York	1,131,140	437,345

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2013, Intermediate and New York had capital loss carryforwards expire of $58,816 and $18,838, respectively.

5  Distributions to common shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On April 15, 2014, each Fund declared a monthly distribution to common shareholders payable May 15, 2014, to shareholders of record on April 30, 2014, with an ex-date of April 28, 2014 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

On May 15, 2014, each Fund declared a monthly distribution to common shareholders payable June 16, 2014, to shareholders of record on May 30, 2014, with an ex-date of May 28, 2014 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7  Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the six months ended April 30, 2014, distribution rates ranged from:

	Distribution Rate
California	0.06	% – 0.18%
Intermediate	0.06	% – 0.20%
New York	0.07	% – 0.20%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the six months ended April 30, 2014, distribution rates ranged from:

	Distribution Rate
California	0.07	% – 0.15%
Intermediate	0.07	% – 0.16%
New York	0.07	% – 0.16%

The Funds declared distributions to AMPS shareholders for the period May 1, 2014 to May 31, 2014 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$3,847	$3,741
Intermediate	10,579	9,548
New York	3,103	2,558

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Funds' regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In June 2014, each Fund's Board approved the issuance of Variable Rate Municipal Term Preferred Shares, Series A ("VMTP Shares"), and the redemption of outstanding AMPS. Each Fund intends to use the net proceeds from the sale of its VMTP Shares to redeem all its outstanding AMPS as promptly as practicable. Each Fund anticipates that its total overall leverage from preferred stock will remain substantially the same after the VMTP Share issuance and redemption of its AMPS.

8  Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9  Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10  Arrangements with certain non-affiliated service providers: In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company ("State Street") for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense (Note A)."

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the six months ended April 30, 2014, there were purchase and sale transactions of long-term securities as follows:

(000's omitted)	Purchases	Sales
California	$11,700	$11,317
Intermediate	69,536	71,040
New York	14,157	15,236

Note D—Capital:

At April 30, 2014, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,534,636	—
Intermediate	18,765,748	—
New York	5,076,520	—

Transactions in common shares for the six months ended April 30, 2014 and for the year ended October 31, 2013 were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Net Increase/(Decrease) in Common Shares Outstanding
	2014	2013	2014	2013
California	1,972	10,278	1,972	10,278
Intermediate	3,131	18,941	3,131	18,941
New York	1,103	8,124	1,103	8,124

Note E—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued "Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Funds' financial statements, Management expects that the impact of the Funds' adoption will be limited to additional financial statement disclosures.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. Net asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Six Months Ended April 30,		Year Ended October 31,
	2014 (Unaudited)		2013	2012	2011	2010	2009
Common Share Net Asset Value, Beginning of Period	$14.46		$15.85	$15.09	$15.25	$14.41	$12.99
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.39		.79	.89	.99	.98	.88
Net Gains or Losses on Securities (both realized and unrealized)	.53		(1.34)	.72	(.29)	.71	1.22
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.02)	(.03)	(.04)	(.04)	(.08)
Total From Investment Operations Applicable to Common Shareholders	.91		(.57)	1.58	.66	1.65	2.02
Less Distributions to Common Shareholders From:
Net Investment Income	(.41)		(.82)	(.82)	(.82)	(.81)	(.66)
Accretive Effect of Tender Offer	—		—	—	—	—	.06 §
Common Share Net Asset Value, End of Period	$14.96		$14.46	$15.85	$15.09	$15.25	$14.41
Common Share Market Value, End of Period	$15.17		$14.26	$16.66	$14.68	$14.56	$13.14
Total Return, Common Share Net Asset Value†	6.39	%**	(3.65)%	10.65%	4.77%	12.07%	17.12%
Total Return, Common Share Market Value†	9.39	%**	(9.60)%	19.55%	6.75%	17.34%	29.29%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$82.8		$80.0	$87.5	$83.1	$84.0	$79.3
Preferred Shares Outstanding, End of Period (in millions)	$59.0		$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.45	%*	1.43%	1.41%	1.46%	1.59%	1.59%
Ratio of Net Expenses‡	1.45	%*	1.43%	1.33%	1.29%	1.33%	1.34%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	5.43	%*	5.19%	5.67%	6.68%	6.60%	6.51%
Portfolio Turnover Rate	8	%**	47%	41%	16%	23%	27%
Asset Coverage Per Preferred Share, End of Period@	$60,093		$58,900	$62,095	$60,224	$60,597	$58,620

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. Net asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Six Months Ended April 30,		Year Ended October 31,
	2014 (Unaudited)		2013	2012	2011	2010	2009
Common Share Net Asset Value, Beginning of Period	$14.54		$15.96	$14.86	$14.94	$14.15	$13.01
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.47		.89	.98	1.00	.99	.95
Net Gains or Losses on Securities (both realized and unrealized)	.72		(1.45)	.98	(.21)	.67	.91
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.00)		(.02)	(.02)	(.03)	(.04)	(.08)
Total From Investment Operations Applicable to Common Shareholders	1.19		(.58)	1.94	.76	1.62	1.78
Less Distributions to Common Shareholders From:
Net Investment Income	(.42)		(.84)	(.84)	(.84)	(.83)	(.67)
Accretive Effect of Tender Offer	—		—	—	—	—	.03 §
Common Share Net Asset Value, End of Period	$15.31		$14.54	$15.96	$14.86	$14.94	$14.15
Common Share Market Value, End of Period	$15.00		$14.10	$16.43	$14.75	$14.80	$13.01
Total Return, Common Share Net Asset Value†	8.35	%**	(3.59)%	13.30%	5.51%	11.89%	14.73%
Total Return, Common Share Market Value†	9.47	%**	(9.19)%	17.51%	5.71%	20.56%	24.76%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$287.4		$272.9	$299.2	$277.5	$278.9	$263.6
Preferred Shares Outstanding, End of Period (in millions)	$179.4		$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.19	%*	1.17%	1.17%	1.22%	1.30%	1.33%
Ratio of Net Expenses‡	1.19	%*	1.17%	1.09%	1.05%	1.05%	1.08%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.37	%*	5.78%	6.30%	6.92%	6.75%	6.98%
Portfolio Turnover Rate	15	%**	40%	35%	23%	26%	40%
Asset Coverage Per Preferred Share, End of Period@	$65,050		$63,026	$66,698	$63,673	$63,870	$61,743

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00%) per share are presented as .00% or (.00%), respectively. Net asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Six Months Ended April 30,		Year Ended October 31,
	2014 (Unaudited)		2013	2012	2011	2010	2009
Common Share Net Asset Value, Beginning of Period	$13.71		$15.03	$14.49	$14.85	$14.07	$12.73
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.36		.71	.79	.89	.92	.89
Net Gains or Losses on Securities (both realized and unrealized)	.44		(1.23)	.55	(.44)	.67	1.16
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.00)		(.02)	(.02)	(.03)	(.04)	(.08)
Total From Investment Operations Applicable to Common Shareholders	.80		(.54)	1.32	.42	1.55	1.97
Less Distributions to Common Shareholders From:
Net Investment Income	(.39)		(.78)	(.78)	(.78)	(.77)	(.66)
Accretive Effect of Tender Offer	—		—	—	—	—	.03 §
Common Share Net Asset Value, End of Period	$14.12		$13.71	$15.03	$14.49	$14.85	$14.07
Common Share Market Value, End of Period	$13.96		$12.97	$15.74	$13.76	$14.95	$12.88
Total Return, Common Share Net Asset Value†	6.01	%**	(3.50)%	9.26%	3.25%	11.43%	16.74%
Total Return, Common Share Market Value†	10.78	%**	(12.82)%	20.49%	(2.61)%	22.54%	28.71%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$71.7		$69.6	$76.2	$73.1	$74.9	$70.7
Preferred Shares Outstanding, End of Period (in millions)	$48.3		$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.50	%*	1.43%	1.42%	1.46%	1.55%	1.62%
Ratio of Net Expenses‡	1.50	%*	1.43%	1.34%	1.29%	1.30%	1.37%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	5.27	%*	4.93%	5.31%	6.21%	6.37%	6.70%
Portfolio Turnover Rate	12	%**	52%	28%	16%	29%	33%
Asset Coverage Per Preferred Share, End of Period@	$62,135		$61,059	$64,471	$62,895	$63,835	$61,627

See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds

(Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee during certain of the periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡  After waiver of a portion of the investment management fee by Management during certain of the periods shown. Each Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. Had the Funds not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2014	2013	2012	2011	2010	2009
California	—	1.43%	1.33%	1.29%	1.34%	1.34%
Intermediate	—	1.17%	1.09%	1.05%	1.05%	1.09%
New York	—	1.43%	1.34%	1.29%	1.30%	1.37%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of common shares outstanding during each fiscal period.

ØØ  The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

	Six Months Ended April 30,	Year Ended October 31,
	2014	2013	2012	2011	2010	2009
California	.07%	.13%	.17%	.24%	.29%	.58%
Intermediate	.06%	.12%	.15%	.22%	.27%	.57%
New York	.07%	.12%	.16%	.22%	.27%	.59%

*  Annualized.

**  Not Annualized.

§  Each of the Funds conducted tender offers to purchase approximately 10% of its outstanding common shares at 98% of the Fund's NAV per share. Intermediate conducted one tender offer, with final payment of $13.46 per share on May 29, 2009. New York conducted one tender offer, with final payment of $13.33 per share on May 29, 2009. California conducted two tender offers, with final payments of $13.46 and $14.15 per share on May 29, 2009 and October 16, 2009, respectively.

Distribution Reinvestment Plan for each Fund

Computershare Trust Company, N.A (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund's common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Common Stock Transfer Agent

Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account balances
● income and transaction history
● credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions? Call 800.223.6448

This is not part of the Funds' shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
● open an account or provide account information
● seek advice about your investments or give us your income information
● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates' everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
●Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
●Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Neuberger Berman doesn't jointly market.

This is not part of the Funds' shareholder report.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

 I0208 06/14

Item 2. Code of Ethics
The Board of Directors ("Board") of Neuberger Berman California Intermediate Municipal Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds' Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are George W. Morriss and Candace L. Straight. Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services
Only required in the annual report.
Item 5. Audit Committee of Listed Registrants
Only required in the annual report.
Item 6. Schedule of Investments
The complete schedule of investments for the Registrant is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Only required in the annual report.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant's most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds' Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman California Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 3, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: July 3, 2014